SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2006

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


KEY EMPLOYEE RETENTION AGREEMENTS

            The Company has entered into or will enter into Letter Agreements with 67 of its key employees, including a number of its executive officers, dated as of March 1, 2006. The Compensation Committee of the Board of Directors has approved the Company's entry into these Agreements. The Agreements provide for certain retention or stay bonus payments in cash and/or stock options under specified circumstances as an additional incentive to remain employed in good standing with the Company. This description of the Letter Agreements does not purport to be complete and is qualified in its entirety by reference to the text of the form of agreement, a copy of which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

EXHIBIT NUMBER               DESCRIPTION
------------------------    --------------------

10.1 Form of Letter Agreement by and between the Company and certain officers dated as of March 1, 2006




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                 LIGAND PHARMACEUTICALS INCORPORATED




    Date : March 7, 2006         By:      /s/ Warner R. Broaddus
                                 Name:    Warner R. Broaddus
                                 Title:   Vice President & General Counsel